Dreyfus
Connecticut
Municipal Money Market Fund, Inc.

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut
                                              Municipal Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Connecticut Municipal Money Market Fund, Inc., covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Money market funds were particularly valuable investments over the six-month reporting period because of their ability to protect capital while many longer term asset prices declined. The overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 18% during the period, approaching bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter
______________________________________
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended March 31, 2001, the fund produced an annualized tax-exempt yield of 3.07%. Taking into account the effects of compounding, the
fund    provided    an    annualized    effective    yield    of   3.11%  .(1)

We attribute the fund's performance to our management of the fund's weighted average maturity, which helped us capture relatively higher yields during the reporting period, while interest rates declined.

What is the fund's investment approach?

The fund seeks high current federal and Connecticut tax-exempt income while looking to maintain a stable $1.00 share price. We are vigilant in our efforts
to    preserve    capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Connecticut tax-exempt issuers. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then current higher yields if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities which are generally issued with maturities in the one-year range may lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then current

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by changes in economic growth, monetary policy and supply-and-demand factors during the six-month period.

When the reporting period began on October 1, 2000, evidence had emerged that the Federal Reserve Board' s (the "Fed") previous rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November or December.

In January of 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Fed's Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each at its scheduled meetings at the end of January and March. Yields of tax-exempt money market instruments moved sharply lower in this new environment.

Despite slower growth, Connecticut and its municipalities continued to enjoy robust tax revenues over the reporting period, curtailing their need to borrow. Indeed, Connecticut's credit rating was upgraded by a major credit rating agency during the period. At the same time, demand for tax-exempt money market instruments was very strong from Connecticut residents seeking to protect wealth from a volatile stock market. At the beginning of 2001, with so much cash flowing into the tax-exempt money market, yields dropped sharply.


In this environment, we generally maintained the fund's weighted average maturity at a point that was considerably longer than that of its competitors. This positioning proved advantageous because it enabled us to lock in higher prevailing yields for a longer period of time as short-term interest rates fell.

From a security selection standpoint, we focused primarily on smaller blocks of high quality municipal securities that were either insured or deemed equivalent to the highest credit ratings by Dreyfus credit analysts. We found such opportunities mostly among general obligation bonds from Connecticut state and towns. At the same time, we have reduced the fund's exposure to variable rate demand notes, which feature floating rates that are reset daily or weekly.

What is the fund's current strategy?

As of the end of the reporting period, we maintained the fund's relatively long weighted average maturity in order to lock in prevailing yields for as long as
practical   if,   as   we   expect,   interest   rates   continue  to  decline.

In addition, we have maintained a "laddered" portfolio of municipal securities. These holdings mature in stages over the next 12 months, potentially protecting the fund against unexpected changes in interest rates. Of course, markets, strategy and portfolio composition can change at any time.

April 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                             Principal
TAX EXEMPT INVESTMENTS--101.0%                                                              Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--100.8%

Bristol, GO Notes, Refunding

   7.25%, 6/15/2001 (Insured; MBIA)                                                             100,000                  100,706

Brookfield, GO Notes 5.40%, 7/15/2001                                                           250,000                  250,764

Brooklyn, GO Notes 6.70%, 8/15/2001 (Insured; FSA)                                              105,000                  105,909

Canterbury, GO Notes, BAN 4.50%, 11/1/2001                                                    1,685,000                1,686,892

Clinton, GO Notes 7.25%, 6/15/2001 (Insured; MBIA)                                              175,000                  176,028

State of Connecticut:

  GO Notes:

      4.15%, 4/15/2001                                                                        2,950,000                2,949,728

      4.60%, 5/15/2001                                                                        1,075,000                1,075,419

      6%, 5/15/2001                                                                             100,000                  100,320

      4%, 6/15/2001                                                                           4,000,000                3,997,431

      5%, 6/15/2001                                                                           2,555,000                2,558,792

      4.25%, 8/1/2001                                                                           500,000                  501,735

      5.375%, 8/15/2001                                                                         300,000                  302,473

      4.10%, 11/1/2001                                                                          700,000                  703,388

      5.95%, 11/15/2001                                                                       1,495,000                1,515,614

      3.40%, 12/15/2001                                                                         845,000                  845,265

      6.10%, 3/15/2002                                                                        3,000,000                3,086,640

      Refunding 4.50%, 10/15/2001                                                               250,000                  250,260

   Revenue, VRDN (Putters) 3.30% (Liquidity Facility;

      Morgan Guaranty Trust Co.)                                                              7,495,000  (a)           7,495,000

Connecticut Clean Water Fund, Revenue

   5.375%, 11/1/2001                                                                            500,000                  506,185

Connecticut Development Authority:

  Life Care Facility, Revenue (Seabury Project)

      10%, 9/1/2001                                                                           8,325,000  (b)           8,727,199

   VRDN:

      Health Care Revenue

         (Corporation for Independent Living Project)

         3.25% (LOC; Chase Manhattan Bank)                                                    6,600,000  (a)           6,600,000

      IDR:

         Refunding (Capitol District Energy)

            3.35% (LOC; Fleet Bank)                                                           3,900,000  (a)           3,900,000

         (Shw Inc. Project) 3.30% (LOC; Deutsche Bank)                                        4,900,000  (a)           4,900,000

      Industrial Revenue:

         (Allen Group Inc.)

            3.25% (LOC; Fleet Bank)                                                           1,100,000  (a)           1,100,000

         (Conco Medical Co. Project)

            3.20% (LOC; Bayerishe Vereinsbank)                                                1,700,000  (a)           1,700,000

         (Energy Network Sina Project)

            3.35% (LOC; Fleet Bank)                                                           2,200,000  (a)           2,200,000

         (Lapham-Hickey Steel Corp.)

            3.65% (LOC; Harris Trust and Savings Bank)                                        1,500,000  (a)           1,500,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)               Value ($)
---------------------------------------------------------------------------------------------------------=--------------------------

CONNECTICUT (CONTINUED)

Connecticut Development Authority (continued):

  VRDN (continued):

    PCR (Connecticut Light and Power Co. Project)

         3.20% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                                8,000,000  (a)           8,000,000

Connecticut Health and Educational Facilities Authority

  Revenues:

    CP (Yale University):

         4.30%, 4/6/2001                                                                      1,500,000                1,500,000

         3.20%, 5/25/2001                                                                     3,000,000                3,000,000

         2.95%, 9/12/2001                                                                    10,500,000               10,500,000

      (Kent School Issue) 4.40%, 7/1/2001

         (Insured; MBIA)                                                                        210,000                  210,594

      VRDN:

         (Academy of Our Lady )

            3.20% (LOC; Allied Irish Banks)                                                   3,400,000  (a)           3,400,000

         (Charlotte Hungerford)

            3.25% (LOC; Fleet Bank)                                                           1,600,000  (a)           1,600,000

         (Community Renewal Team)

            3.25% (LOC; Fleet Bank)                                                           2,090,000  (a)           2,090,000

         (Covenant Retirement)

            3.10% (LOC; LaSalle Bank)                                                         3,400,000  (a)           3,400,000

         (Ethel Walker School Issue)

            3.20% (LOC; Allied Irish Banks)                                                   4,250,000  (a)           4,250,000

         (Gaylord Hospital Issue)

            3.25% (LOC; Bank of Boston Corp.)                                                 6,420,000  (a)           6,420,000

         (Hartford Hospital)

            3.25% (LOC; Fleet Bank)                                                           3,175,000  (a)           3,175,000

         (Kent School Issue)

            3.15% (Insured; MBIA and LOC; Fleet Bank)                                           700,000  (a)             700,000

         (Marvelwood School Issue)

            3.20% (LOC; First Union National Bank of
            North Carolina)                                                                   1,135,000  (a)           1,135,000

         (Pomfret School Issue)

            3.20% (LOC; Credit Locale de France)                                                900,000  (a)             900,000

         (Taft School)

            3.20% (LOC; First Union National Bank of
            North Carolina)                                                                   3,900,000  (a)           3,900,000

Connecticut Higher Education Supplemental Loan

  Authority, Revenue, Refunding

   Family Education Loan Program
   4.75%, 11/15/2001                                                                            530,000                  530,798

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Housing Finance Authority, Housing

  Revenue, Housing Mortgage Finance Program:

      4.20%, 5/15/2001                                                                          100,000                   99,918

      4.65%, 11/15/2001                                                                         100,000                  100,148

      VRDN:

         3.25% (LOC; FHLM)                                                                    9,131,000  (a)           9,131,000

         3.25% (Insured; AMBAC and Liquidity
            Facility; FHLM)                                                                   2,600,000  (a)           2,600,000

         3.40% (Insured; AMBAC and Liquidity
            Facility; FHLM)                                                                   8,000,000  (a)           8,000,000

         3.45% (Insured; AMBAC and Liquidity Facility;
            Morgan Guaranty Trust Co.)                                                        2,000,000  (a)           2,000,000

         3.54% (Liquidity Facility; First Union National
            Bank of North Carolina)                                                           3,480,000  (a)           3,480,000

Connecticut Municipal Electric Energy Cooperative

  Power Supply System, Revenue, Refunding

   4.30%, 1/1/2001 (Insured; MBIA)                                                              100,000                  100,219

Connecticut Resource Recovery Authority, RRR

  (Connecticut System) 5.50%, 11/15/2001

   (Insured; MBIA)                                                                            1,400,000                1,409,684

Connecticut Special Assessment Second Injury Fund

  Revenue:

      5%, 1/1/2002 (Insured; AMBAC)                                                             100,000                  101,250

      CP 2.90%, 5/25/2001 (LOC: Credit Agricole-Indosuez

         and Credit Commerciale de Belgique)                                                  6,600,000                6,600,000

Connecticut Special Assessment Unemployment

  Compensation Advance Fund, Revenue

  (Connecticut Unemployment):

    4.35%, 7/1/2001 (Insured; FGIC and Liquidity

         Facility; FGIC)                                                                      7,500,000                7,500,000

      Refunding 5.50%, 5/15/2001 (Insured; AMBAC)                                             1,095,000                1,097,005

Connecticut Special Tax Obligation, Revenues:

  (Transportation Infrastructure):

      4.75%, 6/1/2001 (Insured; FGIC)                                                           100,000                  100,047

      7.125%, 6/1/2001                                                                        1,865,000  (b)           1,892,636

      5.50%, 9/1/2001                                                                         1,300,000                1,312,053

      6.25%, 10/1/2001                                                                        1,000,000  (b)           1,032,286

      4.10%, 11/1/2001 (Insured; FSA)                                                           400,000                  401,945

      5%, 4/1/2002                                                                            2,000,000                2,037,987

      Refunding:

         4.75%, 9/1/2001                                                                        100,000                  100,159

         4.10%, 10/1/2001                                                                       375,000                  376,558


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Special Tax Obligation, Revenues (continued):

  (Transportation Infrastructure) (continued):

    VRDN:

         3.10% (Insured; FGIC and Liquidity Facility;

            Credit Locale de France)                                                          4,690,000  (a)           4,690,000

         3.25% (LOC; Commerzbank)                                                             8,845,000  (a)           8,845,000

   VRDN (Putters) 3.30% (Insured; MBIA and Liquidity

      Facility; Morgan Guaranty Trust Co.)                                                    3,730,000  (a)           3,730,000

Danbury, GO Notes 4.50%, 8/1/2001                                                               150,000                  150,606

Darien, GO Notes 4.45%, 8/15/2001                                                               100,000                  100,485

East Hartford, GO Notes

   4.125%, 1/15/2002 (Insured; FSA)                                                             681,000                  683,278

East Lyme, GO Notes, BAN 4.40%, 7/19/2001                                                     5,000,000                5,002,446

Fairfield, GO Notes:

   GAN 5%, 6/15/2001                                                                            300,000                  300,267

   Sewer Assessment Notes 5%, 6/22/2001                                                         600,000                  600,580

Farmington, GO Notes 4%, 3/15/2002                                                              510,000                  513,791

Granby, GO Notes, Refunding

   3.75%, 12/15/2001 (Insured; MBIA)                                                            100,000                   99,855

Town of Groton, GO Notes, Refunding:

   4.50%, Lot A, 9/1/2001                                                                       320,000                  320,579

   4.50%, Lot B, 9/1/2001                                                                       180,000                  180,326

Haddam, GO Notes:

   5%, 7/15/2001 (Insured; AMBAC)                                                               200,000                  200,769

   5.25%, 10/1/2001                                                                             445,000                  446,829

Hartford, GO Notes 4.50%, 10/1/2001 (Insured; FGIC)                                             100,000                  100,586

Hartford County Metropolitan District, GO Notes:

   6.25%, 8/1/2001                                                                              250,000                  251,791

   4.50%, 11/1/2001                                                                             700,000                  700,792

Hartford Redevelopment Agency, MFMR, Refunding

  (Underwood Tower Project) VRDN

  3.25% (Insured; FSA and Liquidity Facility;

   Societe Generale)                                                                          3,000,000  (a)           3,000,000

Middlebury, GO Notes, BAN 3.50%, 3/6/2002                                                     1,455,000                1,459,053

Middletown, GO Notes 6.70%, 4/15/2001                                                           250,000                  250,318

New Britain, GO Notes:

   5%, 4/1/2001 (Insured; AMBAC)                                                                375,000                  375,000

   4.40%, 4/15/2001 (Insured; AMBAC)                                                            175,000                  175,007

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

New Britain, GO Notes (continued):

  VRDN:

    3.15% (Insured; AMBAC and Liquidity Facility;

         Bank of Nova Scotia)                                                                 3,800,000  (a)           3,800,000

      3.40% (Insured; AMBAC and Liquidity Facility;

         Bank of Nova Scotia)                                                                 4,025,000  (a)           4,025,000

New Haven, GO Notes:

   7.40%, 8/15/2001                                                                           1,500,000  (b)           1,546,370

   5.75%, 11/1/2001 (Insured; FSA)                                                              200,000                  202,871

   Refunding:

      4.60%, 8/1/2001 (Insured; FGIC)                                                           100,000                  100,353

      5.125%, 9/1/2001 (Insured; FGIC)                                                          565,000                  568,204

Newington, GO Notes 6.70%, 4/1/2001                                                             400,000                  400,000

Norwich, GO Notes 5%, 4/1/2002 (Insured; FGIC)                                                  610,000                  621,798

Redding, GO Notes 5.875%, 10/15/2001                                                            370,000                  373,040

Regional School District, GO Notes:

  Number 14 (Woodbury and Bethlehem):

      5.60%, 5/15/2001                                                                          250,000                  250,276

      BAN 5%, 5/15/2001                                                                       1,000,000                1,001,940

   Number 16 6%, 2/1/2002 (Insured; FGIC)                                                       700,000                  716,623

Ridgefield, GO Notes 5.50%, 7/1/2001                                                            200,000                  200,530

Rocky Hill, GO Notes 4.75%, 9/15/2001                                                           230,000                  230,503

South Central Regional Water Authority, Water System

   Revenue 4.75%, 8/1/2001 (Insured; AMBAC)                                                     435,000                  435,629

Southeastern Water Authority, Water Revenue

  Working and Capital Organization Fund Note

   3.50%, 3/14/2002                                                                             723,000                  724,992

Stafford, GO Notes, BAN 4.50%, 8/2/2001                                                       1,130,000                1,130,729

Stamford, GO Notes 6.40%, 1/15/2002                                                             100,000                  102,382

Suffield, GO Notes, BAN 3.80%, 6/28/2001                                                      2,000,000                2,003,374

West Hartford, GO Notes:

   4.70%, 7/15/2001                                                                             100,000                  100,354

   4.10%, 1/15/2002                                                                             750,000                  756,380

Wethersfield, GO Notes 6.10%, 9/15/2001                                                         100,000                  100,774

Windham, GO Notes

   4.50%, 8/15/2001 (Insured; AMBAC)                                                            125,000                  125,067

Windsor Locks, GO Notes 5.50%, 10/15/2001                                                       160,000                  161,002

Woodbridge, GO Notes 4.90%, 8/15/2001                                                           340,000                  340,736


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--.2%

Puerto Rico Public Buildings Authority, Guaranteed Public

  Education and Health Facilities, LR 6%, 7/1/2001

   (Insured; FGIC)                                                                              100,000                  100,386

Puerto Rico Telephone Authority, Telecommunications

  Revenue, Refunding:

      5%, 1/1/2002                                                                              100,000  (b)             101,285

      5.75%, 1/1/2002                                                                           140,000  (b)             144,097
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $215,547,105)                                                            101.0%              215,562,088

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.0%)              (2,045,274)

NET ASSETS                                                                                       100.0%              213,516,814

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FHLM                      Federal Home Loan Mortgage

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 65.8

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       29.5

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     4.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY THE U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           215,547,105    215,562,088

Interest receivable                                                   2,043,006

Prepaid expenses                                                          7,621

                                                                     217,612,715
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           105,200

Cash overdraft due to Custodian                                         227,552

Payable for investment securities purchased                           3,717,079

Accrued expenses                                                         46,070

                                                                      4,095,901
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      213,516,814
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     213,535,680

Accumulated net realized gain (loss) on investments                     (33,849)

Accumulated gross unrealized appreciation of investments                 14,983
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      213,516,814
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       213,535,680

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,655,582

EXPENSES:

Management fee--Note 2(a)                                              496,621

Shareholder servicing costs--Note 2(b)                                  68,571

Professional fees                                                       23,105

Custodian fees                                                          11,906

Prospectus and shareholders' reports                                     5,965

Directors' fees and expenses--Note 2(c)                                  5,917

Registration fees                                                        3,642

Miscellaneous                                                            7,038

TOTAL EXPENSES                                                         622,765

Less--reduction in management fee due to
   undertaking--Note 2(a)                                                 (956)

NET EXPENSES                                                           621,809

INVESTMENT INCOME--NET                                               3,033,773
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  4,555

Net unrealized appreciation (depreciation) on investments                7,893

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  12,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,046,221

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001           Year Ended
                                               (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,033,773            6,084,963

Net realized gain (loss) from investments           4,555                 (593)

Net unrealized appreciation (depreciation)
   of investments                                   7,893                7,090

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,046,221            6,091,460
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,033,773)          (6,084,963)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 147,893,431          329,833,123

Dividends reinvested                            2,937,792            5,837,772

Cost of shares redeemed                      (138,218,963)        (309,385,294)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             12,612,260           26,285,601

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,624,708           26,292,098
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           200,892,106          174,600,008

END OF PERIOD                                 213,516,814          200,892,106

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            March 31, 2001                           Year Ended September 30,
                                                                    -----------------------------------------------------------
                                                (Unaudited)         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00         1.00         1.00         1.00         1.00

Investment Operations:

Investment income--net                                .015          .031         .024         .029         .029         .029

Distributions:

Dividends from
   investment income--net                            (.015)        (.031)       (.024)       (.029)       (.029)       (.029)

Net asset value, end of period                        1.00          1.00         1.00         1.00         1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.09(a)       3.19         2.44         2.89         2.93         2.94
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .63(a)        .65          .63          .65          .65          .63

Ratio of net investment income
   to average net assets                              3.05(a)       3.15         2.41         2.85         2.89         2.90

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .00(a,b)      .03          .12          .20          .04          .03

Net Assets, end of period
   ($ x 1,000)                                     213,517       200,892      174,600      183,078      181,930       190,027

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares,
which    are    sold    without    a    sales    charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund
received    net     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

earnings credits of $865 during the period ended March 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $38,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $34,000 of the carryover expires in fiscal 2004, $1,000 expires in fiscal 2007 and $3,000 expires in fiscal 2008.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2000 through to March 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $956 during the period ended March 31, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $35,173 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $22,597 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES


                      For More Information

                        Dreyfus Connecticut Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  101SA0301